EXHIBIT 32.1

CERTIFICATION BY THE PRESIDENT AND CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Visant Holding Corp. (the “Company”) on Form 10-Q for the period ended March 29, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marc L. Reisch, the President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2008	/S/ MARC L. REISCH
Marc L. Reisch
President and Chief Executive Officer
(principal executive officer)